SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 24, 2005

                                  AVITAR, INC.
               (Exact Name of Registrant as Specified in Charter)


                   Delaware                   1-15695          06-1174053
       (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)                 File Number)     Identification No.)

             65 Dan Road, Canton, Massachusetts              02021
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code:       (781) 821-2440

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

     (a) During the annual audit for Fiscal 2005, the Company was advised by its independent registered public accounting firm that the method used to account for sales of certain convertible preferred stock and convertible notes was not in accordance with the requirements of Emerging Issues Task Force ("EITF") Issue No. 00-19 "Accounting for Derivative Financial Instruments Indexed To and Potentially Settled In, a Company's Own Stock". On January 18, 2006, the Company's audit committee met and accepted the determination made by management that certain previously issued financial statements were materially misstated. As a result, the statements of stockholders' deficit as of September 30, 2003 and 2004 and for the year ended September 30, 2004 and the statement of operations for the year ended September 30, 2004 contained in the Company's Annual Report on Form 10-KSB filed on January 25, 2006 have been restated to correct the error in accounting for the issuance of various securities and the derivative features embedded therein. .

     The previously issued financial statements included in the quarterly reports on Form 10-QSB filed for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 should not be relied upon because of errors in those financial statements related to the Company's accounting for the issuance of certain securities and the derivative features embedded therein. The Company has determined that it will be necessary to restate its financial statements included in each of those filings to correct the errors and will file amended quarterly reports for each of these quarters. Accordingly, the Company currently estimates these errors will have the following non-cash impact on the net loss for each quarter in Fiscal 2005:

                               Reported              Corrected
Quarter                       Net Loss               Net Loss          Change
December 31, 2004          $ (821,823)             $(1,342,890)      $(521,067)
March 31, 2005               (996,788)                (286,175)        710,613
June 30, 2005              (1,149,184)                (458,616)        690,568

The Company is in the process of determining the impact on the net loss for the quarters in Fiscal 2004.

The audit committee has discussed the matters disclosed in this filing in response to Item 4.02(a) with BDO Seidman, LLP, the Company's independent registered public accounting firm. The Company intends to file the above-mentioned restated financial statements as soon as practical.



     (b) Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 24, 2006                 AVITAR, INC.
                                          By:    /s/ Jay Leatherman
                                                ---------------------------
                                          Name:  Jay Leatherman
                                          Title: Chief Financial Officer